FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Emily Claffey/Benjamin Spicehandler/Columbia Clancy
Sard Verbinnen & Co
212-687-8080
Eve Young
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Douglas Elliman Inc.
305-579-8000
DOUGLAS ELLIMAN REPORTS FOURTH QUARTER AND FULL YEAR 2021 FINANCIAL RESULTS
Strong Momentum in First Earnings Report as an Independent Public Company
Achieves Record Annual Gross Transaction Value and Transactions, with $51.2 billion Gross Transaction Value (Closed Sales) and 32,400 Transactions in 2021

Fourth Quarter 2021 Highlights:
•Consolidated revenues of $334.2 million, up 25% or $66.8 million compared to the prior year period
•Reported operating income of $19.2 million, up 44% or $5.9 million compared to the prior year period
•Adjusted EBITDA of $21.3 million, up 28% or $4.6 million compared to the prior year period
Full Year 2021 Highlights:
•Consolidated revenues of $1.35 billion, up 75% or $579.2 million compared to the prior year period
•Reported operating income of $102.1 million, up $151.4 million compared to the prior year period
•Adjusted EBITDA of $110.7 million, up 402% or $88.6 million compared to the prior year period

MIAMI, FL, March 1, 2022 - Douglas Elliman Inc. (NYSE:DOUG) today announced financial results for the three months and year ended December 31, 2021.

“Douglas Elliman’s strong performance during our first quarterly reporting period as a stand-alone public company is a testament to the hard work of our agents and employees and represents a solid platform for our continued growth,” said Howard M. Lorber, Chairman and Chief Executive Officer of Douglas Elliman. “We are extremely proud of the enormous success we achieved in 2021, including record-shattering sales, and we believe we are well-positioned to capitalize on opportunities in the U.S. residential real estate market to continue driving value for all stakeholders.”

Mr. Lorber continued, “Looking ahead, we intend to build on our momentum as an independent company by further expanding our footprint, accelerating our adoption of cutting-edge PropTech solutions, continuing to recruit best-in-class talent, making acquisitions and acqui-hires and pursuing operational efficiencies.”
GAAP Financial Results
Three months ended December 31, 2021. Fourth quarter 2021 revenues were $334.2 million, compared to revenues of $267.5 million in the fourth quarter of 2020. The Company recorded operating income of $19.2 million in the fourth quarter of 2021, compared to operating income of $13.3 million in the fourth quarter of 2020. Net income attributed to Douglas Elliman for the fourth quarter of 2021 was $20.2 million, or $0.26 per diluted common share, compared to net income of $14.0 million, or $0.18 per diluted common share, in the fourth quarter of 2020. Operating income and net income in the fourth quarter of 2020 included pre-tax restructuring charges of $101 thousand.
Year ended December 31, 2021. For the year ended December 31, 2021, revenues were $1.35 billion, compared to revenues of $774.0 million for the year ended December 31, 2020. The Company recorded operating income of $102.1 million for the year ended December 31, 2021, compared to an operating loss of $49.3 million for the year ended December 31, 2020. Net income attributed to Douglas Elliman for the year ended December 31, 2021 was $98.8 million, or $1.27 per diluted common share, compared to a net loss of $46.4 million, or $0.60 per diluted common share, for the year ended December 31, 2020. Operating income and net income for the year ended December 31, 2020 included pre-tax and non-cash impairment charges of $58.3 million and pre-tax restructuring charges of $3.4 million.
Non-GAAP Financial Measures
Non-GAAP financial measures include adjustments for change in fair value of contingent liability, impairments of goodwill and other intangible assets, loss on disposal of assets, and restructuring (for purposes of Adjusted EBITDA and Adjusted Net Income). For purposes of Adjusted EBITDA only, adjustments also include equity in losses from equity method investments and other, net. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the fourth quarter and full year ended December 31, 2021 and 2020 are included in Tables 2 and 3.
Three months ended December 31, 2021
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were $21.3 million for the fourth quarter of 2021, compared to $16.7 million for the fourth quarter of 2020.
Adjusted Net Income attributed to Douglas Elliman (as described in Table 3 attached hereto) was $18.6 million, or $0.24 per diluted share, for the fourth quarter of 2021, and $15.2 million, or $0.18 per diluted share, for the fourth quarter of 2020.
Year ended December 31, 2021
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were $110.7 million for the year ended December 31, 2021, compared to $22.1 million for the year ended December 31, 2020.
Adjusted Net Income attributed to Douglas Elliman (as described in Table 3 attached hereto) was $100.5 million, or $1.29 per diluted share, for the year ended December 31, 2021, compared to of $14.1 million, or $0.17 per diluted share, for the year ended December 31, 2020.

Gross Transaction Value (Closed Sales)
For the three months ended December 31, 2021, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value (closed sales) of approximately $12.6 billion, compared to approximately $10.4 billion for the three months ended December 31, 2020.
For the year ended December 31, 2021, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value (closed sales) of approximately $51.2 billion compared to approximately $29.1 billion for the year ended December 31, 2020.
Transactions
For the three months ended December 31, 2021, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, had total transactions of 8,307, compared to 7,551 for the three months ended December 31, 2020.
For the year ended December 31, 2021, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, had total transactions of 32,400, compared to 22,686 for the year ended December 31, 2020.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $215.3 million at December 31, 2021. This significant liquidity places the Company in a position of strength in the market.
Conference Call to Discuss Fourth Quarter and Full Year 2021 Results
As previously announced, the Company will host a conference call and webcast on Tuesday, March 1, 2022 at 5:15 PM (ET) to discuss its fourth quarter and full year 2021 results. Investors can access the call by dialing 844-200-6205 and entering 640820 as the conference ID number. The call will also be available via live webcast at https://events.q4inc.com/attendee/756225026. Webcast participants should allot extra time to register before the webcast begins.
A replay of the call will be available shortly after the call ends on March 1, 2022 through March 15, 2022. To access the replay, dial 866-813-9403 and enter 379318 as the conference ID number. The archived webcast will also be available at https://events.q4inc.com/attendee/756225026 for one year.
Non-GAAP Financial Measures
Adjusted EBITDA and Adjusted Net Income are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 and 3 is information relating to the Company’s Non-GAAP Financial Measures for the fourth quarter and full year ended December 31, 2021 and 2020.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the New York metropolitan area, which includes New York City, Long Island, Westchester, Connecticut, New Jersey and the Hamptons, and the sixth largest in the U.S., with operations in California, Colorado, Texas, Florida and Massachusetts. In addition, Douglas Elliman sources, uses and invests in early-stage, disruptive property technology (“PropTech”) solutions and companies and provides other real estate services, including development marketing, property management and settlement and escrow services in select markets. Additional information concerning Douglas Elliman is available on its website, www.elliman.com.
Investors and others should note that we may post information about Douglas Elliman on our website at www.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, Twitter, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at www.elliman.com and on our social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts, including statements regarding the current or anticipated impact of the COVID-19 pandemic on our business, made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. In particular, the extent, duration and severity of the spread of the COVID-19 pandemic and economic consequences stemming from the COVID-19 crisis (including a potential significant economic contraction) as well as related risks and the impact of any of the foregoing on our business, results of operations and liquidity could affect our future results and cause actual results to differ materially from those expressed in forward-looking statements.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission in December 2021. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
	(Unaudited)		(Unaudited)
Revenues:
Commissions and other brokerage income	$318,368	$256,031	$1,292,416	$733,751
Property management	9,056	8,920	37,345	35,115
Other ancillary services	6,802	2,510	23,377	5,121
Total revenues	334,226	267,461	1,353,138	773,987

Expenses:
Real estate agent commissions	247,756	195,623	985,523	546,948
Sales and marketing	17,843	23,448	77,174	64,097
Operations and support	14,944	14,086	71,641	49,895
General and administrative	28,317	13,859	92,798	76,134
Technology	4,041	3,721	15,343	14,858
Depreciation and amortization	2,152	2,132	8,561	8,537
Loss on disposal of assets	—	1,169	—	1,169
Impairments of goodwill and other intangible assets	—	—	—	58,252
Restructuring	—	101	—	3,382
Operating income (loss)	19,173	13,322	102,098	(49,285)

Other income (expenses):
Interest income	18	42	83	190
Equity in (losses) earnings from equity-method investments	(160)	(29)	(278)	(225)
Change in fair value of contingent liability	1,605	67	(1,647)	2,149
Investment income (loss)	(37)	843	529	843
Income (loss) before provision for income taxes	20,599	14,245	100,785	(46,328)
Income tax expense	477	212	2,133	44

Net income (loss)	20,122	14,033	98,652	(46,372)

Net loss attributed to non-controlling interest	66	—	186	—

Net income (loss) attributed to Douglas Elliman Inc.	$20,188	$14,033	$98,838	$(46,372)

Per basic common share:

Net income (loss) applicable to common shares attributed to Douglas Elliman Inc.	$0.26	$0.18	$1.27	$(0.60)

Per diluted common share:

Net income (loss) applicable to common shares attributed to Douglas Elliman Inc.	$0.26	$0.18	$1.27	$(0.60)

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020

Net income (loss) attributed to Douglas Elliman Inc.	$20,188	$14,033	$98,838	$(46,372)
Interest income	(18)	(42)	(83)	(190)
Income tax expense	477	212	2,133	44
Depreciation and amortization	2,152	2,132	8,561	8,537
EBITDA	$22,799	$16,335	$109,449	$(37,981)
Equity in losses from equity-method investments (a)	160	29	278	225
Change in fair value of contingent liability	(1,605)	(67)	1,647	(2,149)
Loss on disposal of assets	—	1,169	—	1,169
Impairments of goodwill and other intangible assets (b)	—	—	—	58,252
Restructuring (c)	—	101	—	3,382
Other, net	(29)	(843)	(715)	(843)
Adjusted EBITDA	$21,325	$16,724	$110,659	$22,055

Adjusted EBITDA Attributed to Douglas Elliman Inc. by Segment
Real Estate Brokerage	$21,325	$16,724	$110,659	$22,055
Corporate and Other	—	—	—	—
Total	$21,325	$16,724	$110,659	$22,055

a.Represents equity in losses recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents non-cash intangible asset impairment charges related to goodwill and other intangible assets.
c.Represents restructuring charges related to the Company’s real estate brokerage segment’s realignment of administrative support functions, office locations and business model.

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020

Net income (loss) attributed to Douglas Elliman Inc.	$20,188	$14,033	$98,838	$(46,372)

Change in fair value of contingent liability	(1,605)	(67)	1,647	(2,149)
Impairments of goodwill and other intangible assets (a)	—	—	—	58,252
Loss on disposal of assets	—	1,169	—	1,169
Restructuring (b)	—	101	—	3,382
Total adjustments	(1,605)	1,203	1,647	60,654

Tax benefit (expense) related to adjustments	—	(4)	—	(172)

Adjusted Net Income attributed to Douglas Elliman Inc.	$18,583	$15,232	$100,485	$14,110

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Douglas Elliman Inc.	$0.24	$0.18	$1.29	$0.17

a.Represents non-cash intangible asset impairment charges related to the goodwill and other intangible assets.
b.Represents restructuring charges related to the Company’s real estate brokerage segment’s realignment of administrative support functions, office locations and business model.